SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report: March 17, 1999
(Date of earliest event reported)

Commission File No. 333-65481





                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                               21703
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Address of principal executive offices                         (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.       Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------------------------
      (99)                                      Collateral Term Sheets
                                                prepared by Norwest Asset
                                                Securities Corporation in
                                                connection with Norwest
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 1999-13

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


March 17, 1999

                                            By:  /s/ Alan S. McKenney
                                                ---------------------
                                                Alan S. McKenney
                                                Vice President

                                 INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
----------              -------------------------------     --------------
   (99)                 Collateral Term Sheets                    E
                        prepared by Norwest
                        Asset Securities
                        Corporation in connection
                        with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 1999-13